Exhibit 99.1

FOR IMMEDIATE RELEASE

PRESS RELEASE Comcast Corporation One Comcast Center Philadelphia, PA 19103 www.comcastcorporation.com

COMCAST CORPORATION ANNOUNCES A FIRM SUPERIOR CASH OFFER FOR SKY PLC

Intends to Make Commitments Regarding Sky plc (“Sky”) and Investment in the UK

LONDON and PHILADELPHIA, PA – April 25, 2018 – Comcast Corporation (Nasdaq: CMCSA) (“Comcast”) today published a Rule 2.7 announcement under the City Code on Takeovers and Mergers (the “UK Announcement”) announcing its pre-conditional superior cash offer for the entire issued and to be issued share capital of Sky (the “Acquisition”). Sky is a leading entertainment and communications company in Europe, headquartered in the UK.

Commenting on the Acquisition, Brian L. Roberts, Chairman and CEO of Comcast Corporation, said:

“We are delighted to be formalizing our offer for Sky today. We have long believed Sky is an outstanding company and a great fit with Comcast. Sky has a strong business, excellent customer loyalty, and a valued brand. It is led by a terrific management team who we look forward to working with to build and grow this business.

With its 23 million retail customers, leading positions in the UK, Italy, and Germany, and its history of strong financial performance, we see significant opportunities for growth by combining our businesses. Sky is a highly complementary business and will expand Comcast’s international footprint in the UK and Continental Europe. Sky will be our platform for growth across Europe. The combined customer base of approximately 52 million will allow us to invest more in original and acquired programming and more in innovation as we strive to deliver a truly differentiated customer experience. We look forward to receiving the necessary regulatory approvals.”

In the UK Announcement, Comcast announced that it intends to make the following commitments regarding Sky and investment in the UK:

•	Maintain annual expenditure in Sky News for ten years, at a level not less than incurred in Sky’s 2017 financial year;

•	Establish an editorial Sky News board with the responsibility to ensure the editorial independence of Sky News for ten years;

•	Maintain Sky’s UK headquarters in Osterley for five years; and

•	Not acquire any majority interest in UK newspapers for five years.

Additionally, Comcast reaffirmed the following statements of intention given in its Rule 2.4 announcement on February 27, 2018:

•	Continue to support the creative industries in the UK and increase investment in UK film and TV production;

•	Support innovation in the UK by continuing to support Sky’s technology hub in Leeds;

•	Continue to support young people in the UK by maintaining Sky’s Software Engineering Academy scheme; and,

•	Continue to support Sky’s local community sports programs in the UK.

Comcast believes that, combined, Comcast and Sky will create a business equipped to compete more effectively in a rapidly changing and highly competitive industry. Together, the companies would be

FOR IMMEDIATE RELEASE

well positioned to drive growth to provide attractive returns to Comcast shareholders and to benefit the employees and customers of both organizations.

-more-

Under the terms of the Acquisition, Sky shareholders will be entitled to receive £12.50 in cash for each Sky share. In addition, Sky shareholders shall be entitled to receive any final dividend in respect of Sky’s financial year ended June 30, 2018, up to an amount of 21.8 pence per Sky share, which is declared and paid prior to the Effective Date (as defined in the UK Announcement).

Comcast’s superior cash offer represents a 16 percent premium to the existing Twenty-First Century Fox, Inc. offer, and implies a value of $31 billion (£22 billion) for the fully diluted share capital of Sky.

The acquisition will enhance Comcast’s free cash flow per share in the first year, excluding one-time transaction-related expenses and, within a reasonable period of time, Comcast expects that the return on invested capital of the acquisition will exceed the weighted average cost of capital.

To provide financing in connection with the Acquisition, Comcast entered into an unsecured bridge credit agreement in an aggregate principal amount of up to £16 billion and an unsecured term loan credit agreement in an aggregate principal amount of up to £7 billion ($22 billion and $10 billion, respectively) (the “Credit Agreements”).

The Acquisition is subject to a number of pre-conditions and conditions as set forth in the UK Announcement, including receipt of antitrust and regulatory approvals and securing valid acceptances carrying in aggregate more than 50 percent of the voting rights then normally exercisable at a general meeting of Sky.

This announcement should be read in conjunction with the full UK Announcement, which includes additional information about the terms of the Acquisition and the Credit Agreements. This announcement and the UK Announcement will be available (subject to certain restrictions relating to persons resident in restricted jurisdictions) on Comcast’s website at https://www.cmcsa.com/proposal-for-sky. The content of this website is not incorporated into, and does not form part of, this announcement.

About Comcast Corporation

Comcast Corporation (Nasdaq: CMCSA) is a global media and technology company with two primary businesses, Comcast Cable and NBCUniversal.  Comcast Cable is one of the nation’s largest video, high-speed internet, and phone providers to residential customers under the XFINITY brand, and also provides these services to businesses.  It also provides wireless and security and automation services to residential customers under the XFINITY brand. NBCUniversal operates news, entertainment and sports cable networks, the NBC and Telemundo broadcast networks, television production operations, television station groups, Universal Pictures and Universal Parks and Resorts. Visit www.comcastcorporation.com for more information.

Investor and Press Contacts:

Comcast Corporation

D’Arcy Rudnay (Media)	Tel +1 (215) 286-8582
John Demming (Media)	Tel +1 (215) 286-8011
Jason Armstrong (Investors)	Tel +1 (215) 286-7972

Tulchan Communications
Andrew Grant / Tom Murray	Tel +44 (0) 207 353 4200

FOR IMMEDIATE RELEASE

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION

Further information

This announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation, or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities of Sky in any jurisdiction in contravention of applicable law. The Acquisition (if implemented pursuant to a takeover offer within the meaning of Part 28 of the Companies Act 2006) will be implemented solely pursuant to the terms of the offer document and the accompanying form of acceptance, which will contain the full terms and conditions of the Acquisition, including details of how to accept the offer. Any decision in respect of, or other response to, the Acquisition should be made only on the basis of the information contained in the offer document and the form of acceptance. Sky shareholders are advised to read the formal documentation in relation to the Acquisition carefully once it has been dispatched.

This announcement does not constitute a prospectus or prospectus equivalent document.

Cautionary Statement Concerning Forward-Looking Statements

This announcement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. This announcement (including information incorporated by reference in this announcement), oral statements made regarding the Acquisition, and other information published by Comcast contain statements which are, or may be deemed to be, “forward-looking statements”. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of Comcast about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. The forward-looking statements contained in this announcement include statements relating to the expected effects or synergies of the Acquisition on Comcast and Sky, the expected timing and scope of the Acquisition and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although Comcast believes that the expectations reflected in such forward-looking statements are reasonable, Comcast can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. In addition to the information regarding these risks, uncertainties, assumptions and other factors set forth in the public filings made by Sky and the public filings with the U.S. Securities and Exchange Commission made by Comcast, important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the Acquisition on anticipated terms and timing, (ii) the ability of Sky and Comcast to integrate the businesses successfully and to achieve anticipated synergies or benefits, (iii) the risk that disruptions from the Acquisition will harm Sky’s or Comcast’s businesses, (iv) legislative, regulatory and economic developments and (v) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or

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outbreak of war or hostilities. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors.

Neither Comcast nor any of its associates or directors, officers or advisors, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this announcement will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with its legal or regulatory obligations, Comcast is under no obligation, and Comcast expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No profit forecast or estimates

No statement in this announcement is intended as a profit forecast or profit estimate for any period. No statement in this announcement should be interpreted to mean that cash flow from operations, free cash flow, earnings or earnings per share for Comcast or Sky, as appropriate, for the current or future financial years would necessarily match or exceed the historical published cash flow from operations, free cash flow, earnings or earnings per share for Comcast or Sky, as appropriate.

Overseas jurisdictions

The release, publication or distribution of this announcement in jurisdictions other than the United Kingdom may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom should inform themselves about, and observe, any applicable requirements. In particular, the ability of persons who are not resident in the United Kingdom to accept the offer, or to execute and deliver the form of acceptance, may be affected by the laws of the relevant jurisdictions in which they are located. Sky shareholders who are in any doubt regarding such matters should consult an appropriate independent advisor in the relevant jurisdiction without delay. Any failure to comply with such restrictions may constitute a violation of the securities laws of any such jurisdiction.

This announcement has been prepared for the purpose of complying with English law and the City Code on Takeovers and Mergers (the “City Code”) and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside of England.

Unless otherwise determined by Comcast or required by the City Code, and permitted by applicable law and regulation, the offer will not be made available, directly or indirectly, in, into or from a restricted jurisdiction where to do so would violate the laws of that jurisdiction and no person may accept the offer by any use, means, instrumentality (including, but not limited to, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or of any facility of a national, state or other securities exchange of any restricted jurisdiction or any other jurisdiction where to do so would constitute a violation of the laws of that jurisdiction and the offer may not be capable of acceptance by any such use, means, instrumentality or facilities. Accordingly, copies of this announcement and any formal documentation relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any restricted jurisdiction or any other jurisdiction where to do so would constitute a violation of the laws of that jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any restricted jurisdiction or any other jurisdiction where to do so would constitute a violation of the laws of that jurisdiction.

FOR IMMEDIATE RELEASE

Further details in relation to Sky shareholders in overseas jurisdictions will be contained in the offer document.

Important information for U.S. shareholders and Sky ADR holders

Sky is a public limited company incorporated in England. The offer will be made to Sky shareholders in the United States in compliance with the applicable U.S. tender offer rules under the U.S. Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”), including Regulation 14E thereunder, and otherwise in accordance with the requirements of English law. Accordingly, the offer will be subject to disclosure and other procedural requirements, including with respect to withdrawal rights, the offer timetable, settlement procedures and timing of payments that are different from those applicable under U.S. domestic tender offer law and practice. Sky’s financial information, including any included in the offer documentation, will not have been prepared in accordance with U.S. GAAP, or derived therefrom, and may therefore differ from, and not be comparable with, financial information of U.S. companies.

Comcast and its affiliates or brokers (acting as agents for Comcast or its affiliates, as applicable) may from time to time, and other than pursuant to the offer, directly or indirectly, purchase, or arrange to purchase outside the United States, shares in Sky or any securities that are convertible into, exchangeable for or exercisable for such shares before or during the period in which the offer remains open for acceptance, to the extent permitted by, and in compliance with, exemptive relief granted by the U.S. Securities and Exchange Commission from Rule 14e-5 under the U.S. Exchange Act and in compliance with the City Code. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Information about any such purchases or arrangements to purchase that is made public in accordance with English law and practice will be available to all investors (including in the United States) via the Regulatory News Service on www.londonstockexchange.com.

The offer, if consummated, may have consequences under U.S. federal income tax and applicable U.S. state and local, as well as non-U.S., tax laws for Sky shareholders and Sky ADR holders. Each Sky shareholder (including the U.S. shareholders, and Sky ADR holders) is urged to consult his or her independent professional advisor regarding the tax consequences of the offer.

It may not be possible for Sky shareholders or Sky ADR holders in the United States to effect service of process within the United States upon Sky (a company incorporated in England), or its officers or directors, some or all of which may reside outside the United States, or to enforce against any of them judgments of the United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or other U.S. law. It may not be possible to bring an action against Sky, or its officers or directors, in a non-U.S. court for violations of U.S. law, including the U.S. securities laws. There is also substantial doubt as to enforceability in the United Kingdom in original actions, or in actions for the enforcement of judgments of U.S. courts, based on civil liability provisions of U.S. federal securities laws.

Disclosure requirements of the City Code

Under Rule 8.3(a) of the City Code, any person who is interested in one percent or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified.

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An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to midnight on the day before the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the City Code, any person who is, or becomes, interested in one percent or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Takeover Panel’s Market Surveillance Unit on +44 (0) 20 7638 0129.

For the purposes of this section of this announcement, “business day” means a day on which the London Stock Exchange is open for the transaction of business.